UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 Western Avenue, Suite 610, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 903-1351

(Registrant’s telephone number, including area code)

 _____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2024, at a special meeting of the stockholders (the “Special Meeting”) of Know Labs, Inc. (the “Company”), the stockholders of the Company approved the adoption of an amendment to the Know Labs, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) in accordance with the voting results set forth below under Item 5.07. The 2021 Plan was originally approved by the Board of Directors of the Company (the “Board”) on August 12, 2021 and on October 15, 2021 the 2021 Plan was approved by our stockholders.

At the Special Meeting, the stockholders approved an increase in the total number of shares of common stock available for issuance under the 2021 Plan to 40,000,000 shares plus (i) the number of shares added to the Plan pursuant to an automatic share increase provided for in Section 4.2 of the 2021 Plan and (ii) the sum of (A) any shares that, as of the date of stockholder approval of the 2021 Plan, have been reserved but not issued pursuant to any awards granted under the Company’s 2011 Plan, and (B) any shares subject to stock options or similar awards granted under the 2011 Plan that, after the date of stockholder approval of the 2021 Plan, expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of shares to be added to the 2021 Plan pursuant to clause (ii) equal to 7,592,825 (the “Plan Amendment”).  The Plan Amendment was previously approved by the Board on September 11, 2024 subject to stockholder approval and was approved by our stockholders on October 25, 2024.

The primary purpose of the 2021 Plan is to attract and retain officers, employees and directors for our company and our subsidiaries; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of our stockholders through compensation that is based on our common stock. The 2021 Plan is administered by the Compensation Committee of the Board. The 2021 Plan provides for the issuance of awards consisting of: (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted awards, (e) performance share awards, and (f) performance compensation awards.

The above description of the 2021 Plan and the Plan Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan, as amended, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference into this Item 5.02. The 2021 Plan is also described in detail in Proposal 2 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 7, 2024, which summary is incorporated in its entirety herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, on October 25, 2024 at the Special Meeting the stockholders of the Company approved a proposed amendment to the Company’s certificate of incorporation to increase the Company’s authorized shares of common stock from 200 million shares to 300 million shares (the “Amendment”).

The Amendment was filed with the Nevada Secretary of State on October 29, 2024, and became effective on that date. The full text of the Amendment is also filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 25, 2024, a Special Meeting of the stockholders the Company was held. As of September 12, 2024, the record date, there were 108,001,782 shares of common stock outstanding and 1,487,755 shares of common stock that can be voted on an as-if-converted basis from shares of preferred stock, for a total of 109,489,537 shares eligible to vote at this meeting. Proxies representing 63,149,072 shares have been signed and delivered.  This constitutes 57.7% of the total shareholders of the Company, which represents a quorum.

Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on October 7, 2024.

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Proposal No. 1 - Approved an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 200 million to 300 million.

Motion	Description	Vote	Shares
1	Approve an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 200 million to 300 million.	For	57,508,075
		Against	5,428,192
		Withheld	212,805
		Broker Non-Votes	-

Proposal No. 2 - To approve an amendment to the Know Labs, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan to 40,000,000.

Motion	Description	Vote	Shares
2	Approve an amendment to the Know Labs, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan to 40,000,000	For	19,743,756
		Against	7,447,133
		Withheld	335,707
		Broker Non-Votes	35,622,476

Proposal No. 3 - Approved to consider and vote upon adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

Motion	Description	Vote	Shares
3	Consider and vote upon adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting	For	56,250,834
		Against	6,072,649
		Withheld	825,589
		Broker Non-Votes	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation
10.1	2021 Know Labs Inc. Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2024	KNOW LABS, INC.

/s/ Ronald P. Erickson
Name: Ronald P. Erickson
Title: Chairman of the Board

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